Supplement to the
Strategic Advisers® U.S. Opportunity Fund
April 29, 2014
Prospectus

On June 5, 2014, the Board of Trustees approved a plan of liquidation for the fund. It is expected that on or about July 11, 2014, the fund will begin repositioning its portfolio and that such activity is expected to generate expenses that will be borne by the fund and, ultimately, its shareholders. For shareholders in taxable accounts, any realized gains may be subject to taxes. The fund is expected to liquidate on or about August 4, 2014.

Effective June 6, 2014, Brian Enyeart and John A. Stone serve as co-portfolio managers of the fund, and Robert Vick, who is expected to retire at the end of June, no longer serves as portfolio manager of the fund. Messrs. Enyeart and Stone will oversee all activities relating to the fund's liquidation and will manage the day-to-day operations of the fund until the final liquidation.

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 3.

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeB	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.06%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.79%
Total annual operating expensesA	1.10%
Fee waiver and/or expense reimbursementB	0.25%
Total annual operating expenses after fee waiver and/or expense reimbursementA	0.85%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.95% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2016. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

SUO-14-02  June 6, 2014
1.9858505.101

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 4.

1 year	$ 87
3 years	$ 283
5 years	$ 541
10 years	$ 1,279

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Brian Enyeart (co-manager) and John A. Stone (co-manager) have managed the fund since June 2014.

The following information replaces the biographical information found in the "Fund Management" section on page 15.

Brian Enyeart is co-manager of the fund, which he has managed since June 2014. He also manages other funds. He currently serves as chief investment officer for Portfolio Advisory Service (PAS) within the Global Asset Allocation (GAA) group. Since joining Fidelity Investments in 2006, Mr. Enyeart has worked as head of the Quantitative Research group and a member of the senior management team within Fidelity's Equity division, chief investment officer and managing director of research for Fidelity's Asset Management business unit, chief investment officer for PAS, and portfolio manager.

John A. Stone is co-manager of the fund, which he has managed since June 2014. He also manages other funds. Mr. Stone joined Fidelity Investments in 1993 as a customer service team leader and also worked as a financial analyst and investment strategist. In 2006, Mr. Stone left Fidelity Investments and joined Mercer Global Investments as a portfolio manager and Principal. Since returning to Fidelity Investments in 2008, Mr. Stone has worked as a portfolio manager.

Supplement to the
Strategic Advisers®
U.S. Opportunity II Fund
April 29, 2014
Prospectus

On June 5, 2014, the Board of Trustees approved a plan of liquidation for the fund. It is expected that on or about July 11, 2014, the fund will begin repositioning its portfolio and that such activity is expected to generate expenses that will be borne by the fund and, ultimately, its shareholders. For shareholders in taxable accounts, any realized gains may be subject to taxes. The fund is expected to liquidate on or about August 4, 2014.

Effective June 6, 2014, Brian Enyeart and John A. Stone serve as co-portfolio managers of the fund, and Robert Vick, who is expected to retire at the end of June, no longer serves as portfolio manager of the fund. Messrs. Enyeart and Stone will oversee all activities relating to the fund's liquidation and will manage the day-to-day operations of the fund until the final liquidation.

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 3.

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeB	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.03%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.80%
Total annual operating expensesA	1.08%
Fee waiver and/or expense reimbursementB	0.25%
Total annual operating expenses after fee waiver and/or expense reimbursementA	0.83%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

B Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.95% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2016. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

SUI-14-02  June 6, 2014
1.9858508.101

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table" on page 4.

1 year	$ 85
3 years	$ 276
5 years	$ 530
10 years	$ 1,256

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Brian Enyeart (co-manager) and John A. Stone (co-manager) have managed the fund since June 2014.

The following information replaces the biographical information found in the "Fund Management" section on page 15.

Brian Enyeart is co-manager of the fund, which he has managed since June 2014. He also manages other funds. He currently serves as chief investment officer for Portfolio Advisory Service (PAS) within the Global Asset Allocation (GAA) group. Since joining Fidelity Investments in 2006, Mr. Enyeart has worked as head of the Quantitative Research group and a member of the senior management team within Fidelity's Equity division, chief investment officer and managing director of research for Fidelity's Asset Management business unit, chief investment officer for PAS, and portfolio manager.

John A. Stone is co-manager of the fund, which he has managed since June 2014. He also manages other funds. Mr. Stone joined Fidelity Investments in 1993 as a customer service team leader and also worked as a financial analyst and investment strategist. In 2006, Mr. Stone left Fidelity Investments and joined Mercer Global Investments as a portfolio manager and Principal. Since returning to Fidelity Investments in 2008, Mr. Stone has worked as a portfolio manager.